UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    April 30, 2008

Arrow Financial Corporation

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

0-12507

22-2448962

(Commission File Number)

(IRS Employer Identification No.)

250 Glen Street, Glens Falls, NY

12801

(Address of Principal Executive Offices)

(Zip Code)

(518) 745-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

2008 Long-Term Incentive Plan

On April 30, 2008, at the Annual Meeting of Shareholders of Arrow Financial Corporation (the “Company”), the shareholders of the Company approved the Company’s 2008 Long-Term Incentive Plan (the “LTIP”).  For a description of the material features of the LTIP, please refer to the Company’s Definitive Proxy Statement for the Annual Meeting of Shareholders held on April 30, 2008, a copy of which was filed with the Securities and Exchange Commission (the “Commission”) on March 31, 2008.

A copy of the LTIP is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Directors’ Stock Plan

On April 30, 2008, an amendment to the Company’s Directors’ Stock Plan (the “Amended Directors’ Stock Plan”) became effective upon shareholder approval.  The amendment authorized an additional thirty thousand (30,000) shares for issuance under the plan.   For a description of the material features of the Amended Directors’ Stock Plan, please refer to the Company’s Definitive Proxy Statement for the Annual Meeting of Shareholders held on April 30, 2008, a copy of which was filed with the Commission on March 31, 2008.

A copy of the Directors’ Stock Plan, as amended, is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information disclosed in Item 1.01 under the caption “2008 Long-Term Incentive Plan” is hereby incorporated by reference.

Item 8.01 – Other Events

On April 30, 2008, the Board of Directors of the Company approved a new stock repurchase program authorizing the repurchase, at the discretion of senior management, of up to $5 million of the Company’s common stock over the next twelve months in open market or negotiated transactions.  The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Also, the Board of Directors declared a quarterly cash dividend of $.24 per share payable June 13, 2008 to shareholders of record June 2, 2008.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Arrow Financial Corporation 2008 Long-Term Incentive Plan
10.2	Arrow Financial Corporation Directors’ Stock Plan, as amended
99.1	Press Release, dated April 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ARROW FINANCIAL CORPORATION

Date: May 6, 2008

By:

/s/ Terry R. Goodemote

Terry R. Goodemote

Senior Vice President, Treasurer and
Chief Financial Officer